UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2012

OPNEXT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33306	22-3761205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

46429 Landing Parkway, Fremont, California 94538

(Address, including zip code, of principal executive offices)

(510) 580-8828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on July 23, 2012 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated March 26, 2012, by and among Oclaro, Inc., a Delaware corporation (“Oclaro”), Tahoe Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Oclaro (“Merger Sub”), and Opnext, Inc., a Delaware corporation (“Opnext”). Pursuant to the Merger Agreement, on July 23, 2012, Merger Sub merged with and into Opnext (the “Merger”), with Opnext continuing as the surviving entity. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 23, 2012, the business combination of Oclaro with Opnext pursuant to the terms of the Merger Agreement was completed. At the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Opnext, with Opnext continuing as the surviving entity and a wholly owned subsidiary of Oclaro. The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by Opnext’s board of directors. Opnext’s stockholders adopted the Merger Agreement at a special meeting of stockholders held on July 17, 2012.

As a result of the Merger, each issued and outstanding share of Opnext’s common stock (other than shares held by Oclaro, Opnext or any subsidiary of Oclaro or Opnext) was converted into the right to receive 0.42 shares of common stock, par value $0.01, of Oclaro (“Oclaro Common Stock”) (and cash in lieu of fractional shares).

For additional information regarding the consideration payable to holders of Opnext securities, see Item 3.03 of this Current Report on Form 8-K, which is incorporated into this Item 2.01 by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Opnext’s Current Report on Form 8-K filed on March 28, 2012 and is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with completion of the Merger on July 23, 2012, Opnext notified the Nasdaq Stock Market (“Nasdaq”) that the Merger has been completed. In addition, an application on Form 25 was filed by Nasdaq with the Securities and Exchange Commission to remove Opnext’s common stock from listing on Nasdaq and to withdraw Opnext’s common stock from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Opnext also intends to file a certification on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each outstanding share of Opnext common stock (other than shares held by Oclaro, Opnext or any subsidiary of Oclaro or Opnext) was converted into the right to receive 0.42 shares of Oclaro Common Stock (and cash in lieu of fractional shares). In addition, at the Effective Time:

•

each Opnext stock option that was outstanding and unexercised immediately prior to the Effective Time, whether or not vested, was converted into an option to purchase Oclaro Common Stock (adjusted to give effect to the exchange ratio) and Oclaro assumed such stock option; and

•

each Opnext stock appreciation right that was outstanding and that remained unsettled immediately prior to the Effective Time was converted into either a stock appreciation right with respect to Oclaro Common Stock (adjusted to give effect to the exchange ratio) or a stock appreciation right subject to cash settlement and remained subject to the same terms and conditions of the Opnext equity plan and the applicable stock appreciation right agreement, employment agreement or other agreement evidencing such stock appreciation right as in effect immediately prior to the Effective Time.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Opnext’s Current Report on Form 8-K filed on March 28, 2012 and is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

As of the Effective Time, a change in control of Opnext occurred. For additional information regarding the change in control, see Items 2.01 and 3.03 of this Current Report on Form 8-K, which are incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the Effective Time, all of the members of Opnext’s board of directors resigned and Oclaro, as the sole stockholder of Opnext, appointed Jerry Turin as the sole director of Opnext.

Pursuant to the Merger Agreement, as of the Effective Time, the following individuals became officers of Opnext: Jerry Turin; Chief Executive Officer and Chief Financial Officer and Kate Rundle, Secretary. In connection with the Merger, the persons who, immediately prior to the Effective Time, were executive officers of Opnext will cease to be executive officers of Opnext.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, at the Effective Time, Opnext’s Certificate of Incorporation and Bylaws were amended and restated. Copies of Opnext’s Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

In connection with the Merger, Opnext will change its accounting periods to align with Oclaro’s accounting periods, meaning that its current fiscal year will end on June 29, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated March 26, 2012, by and among the Oclaro, Inc., a Delaware corporation, Tahoe Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Oclaro, and Opnext, Inc., a Delaware corporation (incorporated by reference to the exhibit with the corresponding exhibit number in Opnext’s Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2012).

3.1	Amended and Restated Certificate of Incorporation of Opnext, Inc.

3.2	Amended and Restated Bylaws of Opnext, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNEXT, INC.

Date: July 27, 2012	By:	/s/ Jerry Turin
Jerry Turin
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated March 26, 2012, by and among the Oclaro, Inc., a Delaware corporation, Tahoe Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Oclaro, and Opnext, Inc., a Delaware corporation (incorporated by reference to the exhibit with the corresponding exhibit number in Opnext’s Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2012).

3.1	Amended and Restated Certificate of Incorporation of Opnext, Inc.

3.2	Amended and Restated Bylaws of Opnext, Inc.